UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard Wilmington, Delaware	19805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 20, 2026, Prelude Therapeutics Incorporated (“Prelude”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Evercore Group L.L.C. as representatives (the “Representatives”) of the underwriters named therein, pursuant to which Prelude agreed to issue and sell an aggregate of (a) 18,018,014 shares of its voting common stock, par value $0.0001 per share (the “Common Stock”), at a price of $4.44 per share, and (b) pre-funded warrants to purchase up to 2,252,252 shares of its Common Stock (the “Pre-Funded Warrants”), at a price of $4.4399 per warrant with an exercise price of $0.0001 per share (the “Offering”). The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-279829) that was filed by Prelude with the Securities and Exchange Commission (“SEC”) on May 30, 2024, and declared effective by the SEC on June 10, 2024, and a related prospectus supplement.

Prelude estimates that the net proceeds from the Offering will be approximately $85.5 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Pre-Funded Warrants. Prelude intends to use the net proceeds from the Offering primarily for general corporate purposes, which may include funding research, preclinical and clinical development of its product candidates, increasing its working capital and capital expenditures. Based on Prelude’s preliminary estimates, Prelude expects its existing cash, cash equivalents, and investments, together with the anticipated net proceeds from the Offering, to fund its operations, research and clinical development into the second quarter of 2028. Prelude expects the Offering to close on April 21, 2026, subject to the satisfaction of customary closing conditions.

The Offering was led by new investor RA Capital Management with participation from Soleus Capital, as well as other new and existing healthcare dedicated investors.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The form of Pre-Funded Warrant to purchase Common Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. A copy of the opinion of Morgan Lewis & Bockius LLP relating to the validity of the Common Stock and the Pre-Funded Warrants in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On April 20, 2026, Prelude issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Securities Act, the Securities Exchange Act of 1934, as amended, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the expected gross proceeds of the Offering, the anticipated use of net proceeds of the Offering and satisfaction of the closing conditions of the Offering. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” “schedule,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on Prelude’s current expectations and projections about future events and various assumptions, including the cash runway and the satisfaction of customary closing conditions related to the Offering. Although Prelude believes that the expectations reflected in such forward-looking statements are reasonable, Prelude cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause Prelude’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to Prelude’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates, clinical trial sites and our ability to enroll eligible patients, supply chain and manufacturing facilities, Prelude’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, Prelude’s ability to fund development activities and achieve development goals, Prelude’s ability to protect intellectual property, and other risks and uncertainties described under the heading “Risk Factors” in Prelude’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q and other documents that Prelude files from time to time with the SEC. These forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and Prelude undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated April 20, 2026

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Morgan Lewis & Bockius LLP

23.1	Consent of Morgan Lewis & Bockius LLP (contained in Exhibit 5.1)

99.1	Pricing Press Release dated April 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: April 20, 2026	By:	/s/ Bryant Lim
Bryant Lim
Chief Financial Officer and Chief Legal Officer